Exhibit 32.1
CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q (the Report”) of Trilliant Exploration Corporation (the Company”) for the quarter ended March 31, 2011, each of William Lieberman, the Chief Executive Officer, and William Lieberman, the Chief Financial Officer, of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ s / William Lieberman
 William Lieberman, Principal Executive Officer
 May 24, 2012

/ s / William Lieberman
 William Lieberman, Principal Financial Officer
June ____, 2012